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                            Prudential Mutual Funds
                       Supplement dated November 6, 1996
    The following information supplements the Statement of Additional Information of each of the Funds listed below.
    On October 30, 1996, shareholders voted for the proposals summarized below. Election of Directors / Trustees
    All Funds. The shareholders elected each of Edward D. Beach, Stephen C. Eyre, Delayne Dedrick Gold, Robert F. Gunia, Don G. Hoff, Robert E. LaBlanc, Mendel A. Melzer, Richard A. Redeker, Robin B. Smith, Stephen Stoneburn and Nancy H. Teeters as Directors/Trustees to each of the Funds, and elected Langdon
R. Stevenson as Trustee to each of COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND Government Fund.
Investments in Securities of Other Investment Companies
    Prudential Tax-Free Money Fund, Inc. and Prudential World Fund, Inc. (Global Series). Each Fund's investment restriction regarding the purchase of shares of investment companies is modified to permit each Fund to invest up to 10% of its total assets in the shares of other investment companies. Generally, a Fund does not intend to invest more than 5% of its total assets in such securities. To the extent that a Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.
Investments in Unseasoned Issuers
    Prudential Europe Growth Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Special Money Market Fund, Inc. and Prudential World Fund, Inc. (Global Series). The restriction regarding the purchase of securities issued by unseasoned issuers (companies less than three years old) is no longer fundamental and may, therefore, be modified or eliminated in the future by the Board of Directors without shareholder approval.
Securities Lending
    Prudential Tax-Free Money Fund, Inc. The Fund's fundamental restriction number 8 is modified to read as follows:
    The Fund may not:
    (8) Make loans of money or securities, except through the purchase of debt obligations or repurchase agreements.
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When-Issued and Delayed Delivery Securities
    Prudential Natural Resources Fund, Inc. and Prudential World Fund Inc. (Global Series). Each Fund may purchase or sell securities on a when-issued or delayed delivery basis; that is, delivery and payment can take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund's custodian will segregate for each of the Funds, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than such purchase commitments.
    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information (SAI) to which this Supplement relates.

          Name of Fund                                               SAI Date
          ---------------------------------------------------        -------------------
          COMMAND Government Fund                                    August 28, 1996
          COMMAND Money Fund                                         August 28, 1996
          COMMAND Tax-Free Fund                                      August 28, 1996
          Prudential Europe Growth Fund, Inc.                        July 2, 1996
          Prudential MoneyMart Assets, Inc.                          March 1, 1996
          Prudential Natural Resources Fund, Inc.                    July 30, 1996
          Prudential Pacific Growth Fund, Inc.                       January 2, 1996
          Prudential Special Money Market Fund, Inc.                 August 27, 1996
          Prudential Tax-Free Money Fund, Inc.                       February 29, 1996
          Prudential World Fund, Inc.
               (formerly, Prudential Global Fund, Inc.)
               Global Series                                         January 2, 1996
               International Stock Series                            September 18, 1996

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